UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 6, 2016

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-31293	77-0487526
(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive, Redwood City, California 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 598-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Equinix, Inc. (“Equinix”) on December 6, 2016 (the “Initial 8-K”). In the Initial 8-K, Equinix announced its entry into a transaction agreement (the “Transaction Agreement”) with Verizon Communications Inc. (“Verizon”), pursuant to which Equinix agreed, subject to the terms and conditions set forth in the Transaction Agreement, to acquire Verizon’s colocation services business at 24 data center sites located in the United States, Brazil and Colombia (the “Selected Sites of Verizon’s Colocation and Data Center Interconnect Operations” or the “Selected Verizon Data Center Business”), including 29 owned or leased data center buildings, for a cash purchase price of $3.6 billion, subject to certain adjustments (the “Acquisition”). Equinix cannot assure you that the Acquisition will be consummated.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The consolidated abbreviated financial statements of the Selected Verizon Data Center Business are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The consolidated financial statements of Telecity Group Limited (formerly Telecity Group plc) are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Statements.

The unaudited pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

23.1	Consent of Ernst & Young LLP, Independent Certified Public Accountants of Verizon Communications Inc. of the Selected Sites of Verizon’s Colocation and Data Center Interconnect Operations.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Accountants of Telecity Group Limited (formerly Telecity Group plc).

99.1	Audited statements of assets acquired and liabilities assumed of the Selected Sites of Verizon’s Colocation and Data Center Interconnect Operations as of December 31, 2016 and 2015 and the related statements of net revenues and direct expenses for each of the three years in the period ended December 31, 2016.

99.2	Audited consolidated balance sheets of Telecity Group Limited (formerly Telecity Group plc) as of December 31, 2015 and 2014 and the related consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of changes in equity and consolidated statements of cash flow for each of the three years in the period ended December 31, 2015.

99.3	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: March 7, 2017

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP, Independent Certified Public Accountants of Verizon Communications Inc. of the Selected Sites of Verizon’s Colocation and Data Center Interconnect Operations.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Accountants of Telecity Group Limited (formerly Telecity Group plc).

99.1	Audited statements of assets acquired and liabilities assumed of the Selected Sites of Verizon’s Colocation and Data Center Interconnect Operations as of December 31, 2016 and 2015 and the related statements of net revenues and direct expenses for each of the three years in the period ended December 31, 2016.

99.2	Audited consolidated balance sheets of Telecity Group Limited (formerly Telecity Group plc) as of December 31, 2015 and 2014 and the related consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of changes in equity and consolidated statements of cash flow for each of the three years in the period ended December 31, 2015.

99.3	Unaudited pro forma condensed combined financial information.